UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)	February 8, 2006

Berkshire Income Realty, Inc
(Exact name of Registrant as specified in its charter)

Maryland	001-31659	32-0024337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Beacon Street, Boston, Massachusetts		02108
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code		(617) 523-7722

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 4, 2006, the operating partnership of the Registrant, Berkshire Income Realty – OP, L.P., through its subsidiaries JV Marina Mile, LLC, and BIR I, LLC, (the “Seller”), entered into a purchase and sale agreement (the “Agreement”) to sell The Berkshires at Marina Mile Apartments (“Marina Mile”), a 306 unit multifamily apartment community located in Ft Lauderdale, Florida, to Metro Real Estate Group, Inc (the “Buyer”). The Buyer is an unaffiliated third party. The Registrant filed a Current Report on Form 8-K with the Securities and Exchange Commission on January 10, 2006 reporting entry into the agreement.

On February 1, 2006, the Seller entered into an amendment to the Agreement (the “First Amendment”) with the Buyer. The First Amendment extended the inspection period from the original end date of February 1, 2006 to February 15, 2006. The Buyer paid good and valuable consideration of $1 in connection with the First Amendment. The Registrant has determined that the First Amendment to the Agreement was not material.

On February 8, 2006, the Seller entered into an amendment to the Agreement (the “Second Amendment”) with the Buyer. The Second Amendment modifies several provisions of the Agreement as described below, which the Registrant has determined to be material. The Buyer paid good and valuable consideration of $1 in connection with the Second Amendment.

The Second Amendment modifies the purchase price paid by the Buyer to $42,000,000 from $46,955,000. The Second Amendment also modifies the Agreement to provide that the additional deposit required of the Buyer shall be $250,000. Additionally, the Second Amendment modifies the original closing date of the purchase and sale to March 31, 2006 from March 2, 2006, and the extended closing date of the purchase and sale to April 28, 2006 from April 4, 2006 and adds a fee of $100,000 required to be paid by the Buyer to extend the amended original closing date (the “Extension Fee”), which, if paid, will not be credited against the balance of the amended purchase price paid by the Buyer. Finally, the Second Amendment contains acknowledgments by the Buyer as to the status of certain inspection matters.

All other terms and conditions in the Agreement remain in full force and effect and continue to apply to and bind the parties.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit 10.1	Second Amendment to Purchase and Sale Agreement between Marina Mile, LLC and BIR I, LLC (collectively, “Seller”) and Metro Real Estate Group, Inc. dated February 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Berkshire Income Realty, Inc.

Date: February 17, 2006	/s/ Christopher M. Nichols
Name: Christopher M. Nichols
Title: Vice President and Principle Accounting Officer